UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 4, 2012 (October 2, 2012)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Dealer Agreements

On October 2, 2012, Wyndham Worldwide Corporation (the “Company”) entered into a new commercial paper program (the “Program”) on a private placement basis under which the Company may issue from time to time unsecured commercial paper notes (the “Notes”) up to a maximum aggregate amount outstanding at any time of up to $500,000,000. The proceeds of the issuance of the Notes will be used for general corporate purposes. Amounts available under the Program may be reborrowed. The Company’s revolving credit agreement is available to repay the Notes, if necessary.

The Program serves as an alternative source of funding but not as an increase to the Company’s overall debt. Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., RBS Securities Inc. and SunTrust Robinson Humphrey, Inc. each will act as a dealer under the Program (collectively the “Dealers”) pursuant to the terms and conditions of their respective Dealer Agreements (each, a “Dealer Agreement”). U.S. Bank National Association will act as Issuing and Paying Agent under the Program.

The Program provides the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws. The Program contains customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will vary but may not exceed 366 days from the date of issue. The principal amount of outstanding Notes under the Program may not exceed $500,000,000. The Notes will be sold at a negotiated discount from par or will bear interest at a negotiated rate.

A Form of Dealer Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it were fully set forth herein. The description above is a summary of the Program and is qualified in its entirety by the complete text of the Program itself as set forth in the Dealer Agreements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the $500,000,000 unsecured commercial paper program described under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 10.1	Form of Commercial Paper Dealer Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: October 4, 2012	By:	/s/ Nicola Rossi
Nicola Rossi Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated October 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Commercial Paper Dealer Agreement.